4. Income taxes (Details 1) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2014 ZHEJIANG TIANLAN CNY	Dec. 31, 2013 ZHEJIANG TIANLAN CNY	Dec. 31, 2012 ZHEJIANG TIANLAN CNY	Dec. 31, 2014 ZHEJIANG JIAHUAN CNY	Dec. 31, 2013 ZHEJIANG JIAHUAN CNY	Dec. 31, 2012 ZHEJIANG JIAHUAN CNY
Income before income taxes	$ (879)	$ (157)	$ 13	25,438	7,961	933	5,194	2,327	1,535
Computed tax using respective companies’ statutory tax rates	(194)	(49)	31	3,797	1,194	140	1,299	582	384
Change in valuation allowances	93	124	166
Under(over) -provision for income tax in prior years	0	0	0	(2,208)	(123)	1,358	(278)	0	0
Temporary differences				1,575	(445)	0
Tax effect on revenue not subject to tax				(695)	(242)	(56)	(537)	(20,983)	(20,291)
Non deductible expenses	119	(2)	(55)	90	2,279	992	0	20,455	19,907
Others							0	(35)	0
Total provision for income tax at effective tax rate	$ 18	$ 73	$ 142	2,559	2,663	2,434	484	19	0